GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Strategic Growth Fund

(the “Funds”)

Supplement dated July 17, 2019 to the

Prospectuses and Summary Prospectuses,

each dated April 30, 2019, as supplemented to date

Effective immediately, Stephen E. Becker and Steven M. Barry will each serve as Co-Chief Investment Officer of Fundamental Equity U.S. Equity. In addition, effective immediately, Jenny Chang will serve as a portfolio manager for the Goldman Sachs Growth Opportunities Fund. Steven M. Barry will continue to serve as a portfolio manager for the Goldman Sachs Growth Opportunities Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references in the Prospectuses and Summary Prospectuses to Stephen E. Becker’s and Steven M. Barry’s title are deleted in their entirety and replaced with “Managing Director, Co-Chief Investment Officer – Fundamental Equity U.S. Equity.”

For the Goldman Sachs Growth Opportunities Fund, the following replaces in its entirety the “Portfolio Manager” subsection under the “Goldman Sachs Growth Opportunities Fund – Summary – Portfolio Management” section of the Fund’s Prospectuses, as well as under the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Steven M. Barry, Managing Director, Co-Chief Investment Officer –Fundamental Equity U.S. Equity, has managed the Fund since 2006; and Jenny Chang, Vice President, has managed the Fund since July 2019.

For the Goldman Sachs Growth Opportunities Fund, the following row is added to the table under the “Service Providers — Fund Managers” section of the Fund’s Prospectuses:

Jenny Chang Vice President	Portfolio Manager— Growth Opportunities	Since 2019	Ms. Chang is a portfolio manager on the Fundamental Equity Team focused on the Mid Cap Growth strategy. She joined GSAM in 2016. Prior to joining the Investment Adviser, she was an investment analyst at Franklin Templeton for five years.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

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